UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6444

Smith Barney Investment Trust

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004

(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: November 30

Date of reporting period: November 30, 2005

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

EXPERIENCE

ANNUAL REPORT

NOVEMBER 30, 2005

Smith Barney

Mid Cap Core Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Smith Barney Mid Cap Core Fund

Annual Report  •  November 30, 2005

What’s

Inside

Fund Objective

The Fund seeks long-term growth of capital by investing at least 80% of its assets in equity securities of medium-sized companies. Medium-sized companies are those companies with market capitalization values of at least $1 billion and not exceeding (i) $10 billion or (ii) the highest month-end market capitalization value of any stock in the Russell Mid Cap Index for the previous 12 months, whichever is greater. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Fund still will be considered to be securities of mid capitalization companies for purposes of the Fund’s 80% investment policy.

Under a licensing agreement between Citigroup and Legg Mason, the names of funds, the names of any classes of shares of funds, and the names of investment advisers of funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi,” “Citigroup Asset Management,” and “Davis Skaggs Investment Management”. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy was surprisingly resilient during the fiscal year. While surging oil prices, rising interest rates, and the impact of Hurricanes Katrina and Rita threatened to derail economic expansion, growth remained solid throughout the period. After a 3.8% advance in both the fourth quarter of 2004 and the first quarter of 2005, gross domestic product (“GDP”)i growth was 3.3% in the second quarter of the year. Third quarter GDP growth was 4.1%. This marked ten consecutive quarters in which GDP grew 3.0% or more.

As expected, the Federal Reserve Board (“Fed”)ii continued to raise interest rates in an attempt to ward off inflation. After raising rates four times from June 2004 through November 2004, the Fed increased its target for the federal funds rateiii in 0.25% increments eight additional times over the reporting period. All told, the Fed’s twelve rate hikes have brought the target for the federal funds rate from 1.00% to 4.00%. After the end of the Fund’s reporting period, at its December meeting, the Fed once again raised its target for the federal funds rate by 0.25% to 4.25%. This represents the longest sustained Fed tightening cycle since 1976-1979.

During the 12-month period covered by this report, the U.S. stock market generated solid results, with the S&P 500 Indexiv returning 8.44%. Generally positive economic news, relatively low inflation, and strong corporate profits supported the market during much of the period.

Looking at the fiscal year as a whole, mid- and large-cap stocks generated superior returns, with the Russell Midcap,v Russell 1000,vi and Russell 2000vii Indexes returning 16.25%, 9.97%, and 8.14%, respectively. From an investment style perspective, value-oriented stocks slightly outperformed their growth counterparts, with the Russell 3000 Valueviii and Russell 3000 Growthix Indexes returning 9.82% and 9.59%, respectively.

Smith Barney Mid Cap Core Fund         1

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notice

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment manager (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager which became effective on December 1, 2005.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

2         Smith Barney Mid Cap Core Fund

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 28, 2005

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index whose average market capitalization was approximately $4.7 billion as of 6/24/05.

vi	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

vii	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Smith Barney Mid Cap Core Fund         3

Manager Overview

BRIAN M. ANGERAME Portfolio Manager	DEREK J. DEUTSCH Portfolio Manager	PETER C. STOURNARAS Portfolio Manager

Q. What were the overall market conditions during the Fund’s reporting period?

A. Despite some headwinds, the domestic economy continued to expand during the 12-month reporting period as gross domestic product (“GDP”)i grew in excess of 3% during the first three quarters of 2005 and the mid-cap indices advanced at very respectable double-digit rates.

The major roadblocks to progress were the same for much of the past year: the Federal Reserve Board (“Fed”)ii continued to raise interest rates; oil and energy prices reached new highs; and weather-related catastrophes took a heavy human and economic toll in the Gulf region. The price of oil skyrocketed throughout the year, from $43 per barrel at the start of 2005 to a high of just under $70 at the end of August, as a result of tension in the Middle East, increased demand from China, labor strikes in Venezuela, and weather-related supply interruptions. During this period, the Fed continued its tightening policy with twelve consecutive federal funds rateiii hikes occurring between June 2004 (before the start of the annual period) and November 2005. The Gulf region hurricanes added insult to injury for the consumer and certain business segments already feeling the strain from higher energy prices and interest rates. Despite this difficult economic environment, equities were able to advance, in part due to attractive valuations and strong corporate profits: for the past fourteen consecutive quarters companies in the S&P 500 Indexiv have reported double-digit profit growth and corporate balance sheets remain in very good shape, with the highest percentage of cash on their books since 1988.

In the mid-cap equity market, industry leadership during this period was dominated by the energy sector, which advanced by more than 50% driven by sharply higher commodity prices, followed by consumer staples and health care, as measured by the S&P MidCap 400 Indexv. No sectors had negative returns during the period but the worst performing sectors were telecommunication services, materials and consumer discretionary.

4         Smith Barney Mid Cap Core Fund 2005 Annual Report

Performance Review

For the 12 months ended November 30, 2005, Class A shares of the Smith Barney Mid Cap Core Fund, excluding sales charges, returned 11.27%. These shares underperformed the Fund’s unmanaged benchmark, the S&P MidCap 400 Index, which returned 16.46% for the same period. The Lipper Mid-Cap Core Funds Category Average1 increased 13.21% over the same time frame.

Performance Snapshot as of November 30, 2005 (excluding sales charges) (unaudited)

	6 months	12 months

Mid Cap Core Fund — Class A Shares	9.90%	11.27%

S&P MidCap 400 Index	10.14%	16.46%

Lipper Mid-Cap Core Funds Category Average	9.68%	13.21%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.
All class share returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class 1 shares returned 9.95%, Class B shares returned 9.48%, Class C shares retuned 9.48% and Class Y shares returned 10.19% over the six months ended November 30, 2005. Excluding sales charges, Class 1 shares returned 11.37%, Class B shares returned 10.38%, Class C shares returned 10.38% and Class Y shares returned 11.34% over the twelve months ended November 30, 2005.
Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended November 30, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 316 funds for the 6-month period and among the 291 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Q. What were the most significant factors affecting Fund performance?

A. In the middle of the annual period in May of 2005, the Fund’s previous portfolio manager was replaced with a new team of managers. The current portfolio management team restructured the Fund, replacing much of the Fund’s holdings to better reflect the new team’s investment philosophy and process. Portfolio turnover for the entire period, including changes made by the former Manager, exceeded 100%. The Fund’s returns for the most recent six-month period largely reflect the current Fund and portfolio management, as opposed to the returns for the full 12-month period, which includes returns achieved under the previous manager, prior to the restructuring. Compared to the benchmark index, both the Fund’s sector allocation and stock selection had a negative effect, but the impact of stock selection accounted for the majority of the underperformance over the annual period.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended November 30, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 291 funds in the Fund’s Lipper category, and excluding sales charges.

Smith Barney Mid Cap Core Fund 2005 Annual Report         5

What were the leading contributors to performance?

A. The leading stock contributors during the past year were the Fund’s holdings in Legg Mason Inc. in financial services, and data storage leader SanDisk Corp. in the information technology sector. Other major contributors included the Canadian based, crude oil and natural gas producer Nexen Inc. in the energy sector, as well as entertainment company Boyd Gaming Corp. and homebuilder and mortgage-finance company Ryland Group Inc., both in the consumer discretionary sector. The Fund continued to hold positions in Legg Mason Inc., SanDisk Corp., and Nexen Inc. at the close of the period.

What were the leading detractors from performance?

A. The major stock detractors included entertainment company DreamWorks Animation SKG Inc. and retailer PETsMART Inc., both in consumer discretionary. Other detractors included business technology software and services provider Mercury Interactive Corp. in the information technology sector, oncology-focused biopharmaceutical company MGI Pharma Inc. in the health care sector, and specialty chemicals and materials technology company Cytec Industries Inc. in the industrial sector. Of these five detractors, the Fund only held positions in PETsMART Inc. and MGI Pharma Inc. as of the end of the reporting period.

Q. Were there any significant changes to the Fund during the reporting period?

A. As noted earlier, the portfolio management team was replaced during the period, and a subsequent restructuring of the Fund’s portfolio resulted in many of the existing holdings being replaced. The Fund’s portfolio was brought into better alignment with the new managers’ emphasis on companies that generate abundant cash flow, have strong or improving balance sheets, and/or whose share prices reflect growth expectations that are too pessimistic. At the close of the period, the Fund was overweight in the health care, information technology, energy and consumer staples sectors, approximately market weight in the consumer discretionary sector, and underweight the industrials, financials, utilities, materials and telecommunication services sectors. As of the end of November, the Fund’s top ten holdings were Legg Mason Inc., Weatherford International Ltd., SanDisk Corp., Bed Bath & Beyond Inc., ImClone Systems Inc., New York Community Bancorp Inc., Laureate Education Inc., DaVita Inc., Acxiom Corp., and Hormel Foods Corp.

6         Smith Barney Mid Cap Core Fund 2005 Annual Report

Thank you for your investment in the Smith Barney Mid Cap Core Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Brian Angerame Portfolio Manager	Derek Deutsch, CFA Portfolio Manager	Peter Stournaras, CFA Portfolio Manager

December 28, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of November 30, 2005 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Legg Mason Inc. (2.3%), Weatherford International Ltd. (2.2%), SanDisk Corp. (2.2%), Bed Bath & Beyond Inc. (2.1%), ImClone Systems Inc. (2.0%), New York Community Bancorp Inc. (2.0%), Laureate Education Inc. (1.9%), DaVita Inc. (1.9%), Acxiom Corp. (1.9%) and Hormel Foods Corp. (1.9%). Please refer to pages 13 through 17 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of November 30, 2005 were: Information Technology (18.3%), Financials (17.9%), Consumer Discretionary (16.2%), Health Care (15.0%) and Energy (10.2%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Mid-cap stocks may be more volatile than large-cap stocks. Additionally, the Fund’s performance may be influenced by political, social and economic factors affecting investments in companies in foreign countries. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]	The S&P MidCap 400 Index is a market-value weighted index which consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation.

Smith Barney Mid Cap Core Fund 2005 Annual Report         7

Fund at a Glance (unaudited)

8         Smith Barney Mid Cap Core Fund 2005 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on June 1, 2005 and held for the six months ended November 30, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class 1	9.95%	$1,000.00	$1,099.50	1.07%	$5.63

Class A	9.90	1,000.00	1,099.00	1.23	6.47

Class B	9.48	1,000.00	1,094.80	1.97	10.35

Class C	9.48	1,000.00	1,094.80	2.01	10.56

Class Y	10.19	1,000.00	1,101.90	0.71	3.74

(1)	For the six months ended November 30, 2005.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class 1 and A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Past performance is no guarantee of future results.
(3)	Expenses are equal to each class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Smith Barney Mid Cap Core Fund 2005 Annual Report         9

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class 1	5.00%	$1,000.00	$1,019.70	1.07%	$5.42

Class A	5.00	1,000.00	1,018.90	1.23	6.23

Class B	5.00	1,000.00	1,015.19	1.97	9.95

Class C	5.00	1,000.00	1,014.99	2.01	10.15

Class Y	5.00	1,000.00	1,021.51	0.71	3.60

(1)	For the six months ended November 30, 2005.
(2)	Expenses are equal to each class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

10         Smith Barney Mid Cap Core Fund 2005 Annual Report

Fund Performance

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class 1	Class A	Class B	Class C	Class Y
Twelve Months Ended 11/30/05	11.37%	11.27%	10.38%	10.38%	11.34%

Five Years Ended 11/30/05	3.98	3.91	3.13	3.13	4.27

Inception* through 11/30/05	0.35	12.36	11.52	11.52	10.34

	With Sales Charges(3)
	Class 1	Class A	Class B	Class C	Class Y
Twelve Months Ended 11/30/05	1.89%	5.70%	5.61%	9.43%	11.34%

Five Years Ended 11/30/05	2.15	2.84	2.95	3.13	4.27

Inception* through 11/30/05	(1.35)	11.57	11.52	11.52	10.34

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class 1 (Inception* through 11/30/05)	1.82%

Class A (Inception* through 11/30/05)	132.67

Class B (Inception* through 11/30/05)	120.37

Class C (Inception* through 11/30/05)	120.37

Class Y (Inception* through 11/30/05)	98.98

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class 1 and A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares.
(3)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class 1 and A shares reflect the deduction of the maximum sales charges of 8.50% and 5.00% respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.
*	Inception date for Class A, B and C shares is September 1, 1998. Inception dates for Class 1 and Y shares are September 12, 2000 and December 3, 1998, respectively.

Smith Barney Mid Cap Core Fund 2005 Annual Report         11

Historical Performance (unaudited)

Value of $10,000 Invested in Class A, B and C Shares of the Smith Barney Mid Cap Core Fund vs. S&P MidCap 400 Index† (September 1998 — November 2005)

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares on September 1, 1998, assuming deduction of the maximum 5.00% sales charge at the time of investment for Class A shares. It also assumes reinvestment of all distributions, including returns of capital, if any, at net asset value through November 30, 2005. The S&P MidCap 400 Index is a market-value weighted index, consisting of 400 domestic stocks chosen for market size, liquidity and industry group representation. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A, B and C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

12         Smith Barney Mid Cap Core Fund 2005 Annual Report

Schedule of Investments (November 30, 2005)

SMITH BARNEY MID CAP CORE FUND

Shares	Security	Value

COMMON STOCKS — 98.9%
CONSUMER DISCRETIONARY — 16.2%
Diversified Consumer Services — 3.5%
400,187	Laureate Education Inc.*	$20,237,457
1,449,800	ServiceMaster Co.	17,267,118

	Total Diversified Consumer Services	37,504,575

Hotels, Restaurants & Leisure — 1.6%
165,800	CBRL Group Inc.	6,132,942
352,600	GTECH Holdings Corp.	10,789,560

	Total Hotels, Restaurants & Leisure	16,922,502

Household Durables — 3.0%
505,000	Ethan Allen Interiors Inc.	18,836,500
144,730	Mohawk Industries Inc.*	12,733,345

	Total Household Durables	31,569,845

Media — 2.0%
651,509	Harte-Hanks Inc.	17,108,626
5,968	Washington Post Co., Class B Shares	4,398,416

	Total Media	21,507,042

Multiline Retail — 1.7%
801,900	Family Dollar Stores Inc.	18,050,769

Specialty Retail — 4.4%
516,900	Bed Bath & Beyond Inc.*	22,050,954
389,295	PETsMART Inc.	9,273,007
347,800	Sherwin-Williams Co.	15,247,552

	Total Specialty Retail	46,571,513

	TOTAL CONSUMER DISCRETIONARY	172,126,246

CONSUMER STAPLES — 4.1%
Beverages — 1.1%
169,200	Molson Coors Brewing Co., Class B Shares	11,267,028

Food & Staples Retailing — 1.1%
505,900	Albertson’s Inc.	11,888,650

Food Products — 1.9%
601,435	Hormel Foods Corp.	19,727,068

	TOTAL CONSUMER STAPLES	42,882,746

ENERGY — 10.2%
Energy Equipment & Services — 4.9%
202,651	Nabors Industries Ltd.*	14,187,597
392,060	Smith International Inc.	14,815,947
340,067	Weatherford International Ltd.*	23,638,057

	Total Energy Equipment & Services	52,641,601

See Notes to Financial Statements.

Smith Barney Mid Cap Core Fund 2005 Annual Report         13

Schedule of Investments (November 30, 2005) (continued)

Shares	Security	Value

Oil, Gas & Consumable Fuels — 5.3%
187,600	Arch Coal Inc.	$14,452,704
261,910	Murphy Oil Corp.	12,954,068
341,918	Newfield Exploration Co.*	15,817,127
288,892	Nexen Inc.	12,685,248

	Total Oil, Gas & Consumable Fuels	55,909,147

	TOTAL ENERGY	108,550,748

FINANCIALS — 17.9%
Capital Markets — 3.2%
80,625	Bear Stearns Cos. Inc.	8,948,569
201,530	Legg Mason Inc. (a)	24,717,654

	Total Capital Markets	33,666,223

Commercial Banks — 5.0%
373,100	Associated Banc-Corp.	12,230,218
96,726	Comerica Inc.	5,578,189
577,389	North Fork Bancorporation Inc.	15,589,503
254,383	Zions Bancorporation	19,238,986

	Total Commercial Banks	52,636,896

Consumer Finance — 0.6%
171,900	Nelnet Inc., Class A Shares*	6,540,795

Insurance — 6.2%
79,058	Ambac Financial Group Inc.	6,062,958
201,996	Fidelity National Financial Inc.	7,639,489
35,349	Fidelity National Title Group Inc., Class A	805,957
312,089	National Financial Partners Corp.	15,882,209
642,400	Old Republic International Corp.	17,094,264
269,973	PartnerRe Ltd.	18,433,757

	Total Insurance	65,918,634

Thrifts & Mortgage Finance — 2.9%
1,248,300	New York Community Bancorp Inc.	20,784,195
259,920	PMI Group Inc.	10,552,752

	Total Thrifts & Mortgage Finance	31,336,947

	TOTAL FINANCIALS	190,099,495

HEALTH CARE — 15.0%
Biotechnology — 2.0%
643,500	ImClone Systems Inc.*	20,855,835

Health Care Equipment & Supplies — 5.6%
479,580	Cytyc Corp.*	13,193,246
180,000	DENTSPLY International Inc.	10,013,400
255,003	Fisher Scientific International Inc.*	16,442,593
633,315	Thermo Electron Corp.*	19,537,768

	Total Health Care Equipment & Supplies	59,187,007

See Notes to Financial Statements.

14         Smith Barney Mid Cap Core Fund 2005 Annual Report

Schedule of Investments (November 30, 2005) (continued)

Shares	Security	Value

Health Care Providers & Services — 3.4%
273,600	Coventry Health Care Inc.*	$16,298,352
385,482	DaVita Inc.*	20,233,950

	Total Health Care Providers & Services	36,532,302

Pharmaceuticals — 4.0%
561,546	Medicis Pharmaceutical Corp., Class A Shares	17,918,933
738,200	MGI Pharma Inc.*	14,572,068
575,900	Valeant Pharmaceuticals International	9,490,832

	Total Pharmaceuticals	41,981,833

	TOTAL HEALTH CARE	158,556,977

INDUSTRIALS — 9.9%
Aerospace & Defense — 3.1%
212,227	Alliant Techsystems Inc.*	16,103,785
254,900	Armor Holdings Inc.*	11,187,561
80,259	L-3 Communications Holdings Inc.	5,979,295

	Total Aerospace & Defense	33,270,641

Air Freight & Logistics — 1.3%
325,546	C.H. Robinson Worldwide Inc.	13,168,336

Electrical Equipment — 2.5%
148,052	Rockwell Automation Inc.	8,354,574
453,564	Roper Industries Inc.	17,870,422

	Total Electrical Equipment	26,224,996

Machinery — 1.6%
380,400	AGCO Corp.*	6,440,172
169,100	Eaton Corp.	10,775,052

	Total Machinery	17,215,224

Road & Rail — 1.4%
301,649	Heartland Express Inc.	6,428,140
174,576	Yellow Roadway Corp.*	8,224,276

	Total Road & Rail	14,652,416

	TOTAL INDUSTRIALS	104,531,613

INFORMATION TECHNOLOGY — 18.3%
Communications Equipment — 1.1%
153,150	Harris Corp.	6,827,427
228,180	Juniper Networks Inc.*	5,131,768

	Total Communications Equipment	11,959,195

Computers & Peripherals — 2.8%
128,400	Avid Technology Inc.*	6,481,632
458,200	SanDisk Corp.*	23,395,692

	Total Computers & Peripherals	29,877,324

See Notes to Financial Statements.

Smith Barney Mid Cap Core Fund 2005 Annual Report         15

Schedule of Investments (November 30, 2005) (continued)

Shares	Security	Value

Electronic Equipment & Instruments — 2.5%
193,303	CDW Corp.	$11,337,221
386,200	Tech Data Corp.*	15,181,522

	Total Electronic Equipment & Instruments	26,518,743

IT Services — 4.8%
908,429	Acxiom Corp.	20,148,955
204,600	Affiliated Computer Services Inc., Class A Shares*	11,412,588
850,800	Sabre Holdings Corp., Class A Shares	19,457,796

	Total IT Services	51,019,339

Semiconductors & Semiconductor Equipment — 3.3%
446,300	Lam Research Corp.*	16,754,102
537,300	Microchip Technology Inc.	17,924,328

	Total Semiconductors & Semiconductor Equipment	34,678,430

Software — 3.8%
394,642	Amdocs Ltd.*	10,430,388
832,474	Quest Software Inc.*	13,111,466
831,200	Synopsys Inc.*	16,225,024

	Total Software	39,766,878

	TOTAL INFORMATION TECHNOLOGY	193,819,909

MATERIALS — 2.1%
Chemicals — 1.5%
272,610	Air Products & Chemicals Inc.	16,130,334

Metals & Mining — 0.6%
236,796	Compass Minerals International Inc.	5,702,047

	TOTAL MATERIALS	21,832,381

UTILITIES — 5.2%
Electric Utilities — 2.2%
585,000	Pepco Holdings Inc.	12,676,950
191,900	WPS Resources Corp.	10,320,382

	Total Electric Utilities	22,997,332

Multi-Utilities — 1.9%
222,200	KeySpan Corp.	7,457,032
319,500	SCANA Corp.	12,658,590

	Total Multi-Utilities	20,115,622

Water Utilities — 1.1%
327,188	Aqua America Inc.	12,102,684

	TOTAL UTILITIES	55,215,638

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $856,752,455)	1,047,615,753

See Notes to Financial Statements.

16         Smith Barney Mid Cap Core Fund 2005 Annual Report

Schedule of Investments (November 30, 2005) (continued)

Face Amount	Security	Value

SHORT-TERM INVESTMENT — 0.7%
Repurchase Agreement — 0.7%
$7,943,000	Interest in $611,401,000 joint tri-party repurchase agreement dated 11/30/05 with Banc of America Securities LLC., 4.020% due 12/1/05; Proceeds at maturity — $7,943,887; (Fully collateralized by various U.S. government agency obligations, 0.000% to 7.000% due 12/30/05 to 9/12/30; Market value — $8,101,872) (Cost — $7,943,000)	$7,943,000

	TOTAL INVESTMENTS — 99.6% (Cost — $864,695,455#)	1,055,558,753
	Other Assets in Excess of Liabilities — 0.4%	4,193,505

	TOTAL NET ASSETS — 100.0%	$1,059,752,258

*	Non-income producing security.
(a)	Affiliated issuer as of December 1, 2005. See Note 11 of Notes to Financial Statements for further details.
#	Aggregate cost for federal income tax purposes is $865,675,214.

See Notes to Financial Statements.

Smith Barney Mid Cap Core Fund 2005 Annual Report         17

Statement of Assets and Liabilities (November 30, 2005)

ASSETS:
Investments, at value (Cost — $864,695,455)	$1,055,558,753
Cash	630
Receivable for securities sold	5,922,808
Dividends and interest receivable	769,113
Receivable for Fund shares sold	389,296
Prepaid expenses	56,717

Total Assets	1,062,697,317

LIABILITIES:
Payable for Fund shares repurchased	1,494,911
Management fee payable	649,674
Transfer agent fees payable	431,839
Distribution fees payable	271,915
Trustees’ fees payable	5,778
Accrued expenses	90,942

Total Liabilities	2,945,059

Total Net Assets	$1,059,752,258

NET ASSETS:
Par value (Note 6)	$52,472
Paid-in capital in excess of par value	869,816,247
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(979,759)
Net unrealized appreciation on investments	190,863,298

Total Net Assets	$1,059,752,258

Shares Outstanding:
Class 1	304,464

Class A	18,551,495

Class B	18,216,299

Class C	15,327,126

Class Y	72,908

Net Asset Value:
Class 1 (and redemption price)	$21.13

Class A (and redemption price)	$21.02

Class B *	$19.73

Class C *	$19.73

Class Y (and redemption price)	$21.60

Maximum Public Offering Price Per Share:
Class 1 (based on maximum sales charge of 8.50%)	$23.09

Class A (based on maximum sales charge of 5.00%)	$22.13

*	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

18         Smith Barney Mid Cap Core Fund 2005 Annual Report

Statement of Operations (For the year ended November 30, 2005)

INVESTMENT INCOME:
Dividends	$13,403,171
Interest	567,160
Less: Foreign taxes withheld	(9,732)

Total Investment Income	13,960,599

EXPENSES:
Management fee (Note 2)	8,278,018
Distribution fees (Notes 2 and 4)	7,931,393
Transfer agent fees (Notes 2 and 4)	2,098,854
Shareholder reports (Note 4)	151,964
Registration fees	105,375
Custody fees	76,113
Trustees’ fees	46,471
Audit and tax	30,471
Insurance	23,570
Legal fees	18,844
Miscellaneous expenses	5,646

Total Expenses	18,766,719

Net Investment Loss	(4,806,120)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investments	166,412,879
Futures contracts	(425,893)
Foreign currency transactions	47

Net Realized Gain	165,987,033

Change in Net Unrealized Appreciation/Depreciation From Investments	(50,654,468)

Net Gain on Investments, Futures Contracts and Foreign Currency Transactions	115,332,565

Increase in Net Assets From Operations	$110,526,445

See Notes to Financial Statements.

Smith Barney Mid Cap Core Fund 2005 Annual Report         19

Statements of Changes in Net Assets (For the years ended November 30,)

	2005	2004
OPERATIONS:
Net investment loss	$(4,806,120)	$(9,946,141)
Net realized gain	165,987,033	59,846,849
Change in net unrealized appreciation/depreciation	(50,654,468)	48,452,358

Increase in Net Assets From Operations	110,526,445	98,353,066

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net realized gains	(139,342,655)	—

Decrease in Net Assets From Distributions to Shareholders	(139,342,655)	—

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	120,620,764	156,800,573
Reinvestment of distributions	132,803,298	—
Cost of shares repurchased	(396,431,486)	(268,552,797)

Decrease in Net Assets From Fund Share Transactions	(143,007,424)	(111,752,224)

Decrease in Net Assets	(171,823,634)	(13,399,158)
NET ASSETS:
Beginning of year	1,231,575,892	1,244,975,050

End of year	$1,059,752,258	$1,231,575,892

See Notes to Financial Statements.

20         Smith Barney Mid Cap Core Fund 2005 Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended November 30:

Class 1 Shares(1)	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$21.73	$19.91	$16.60	$18.70	$19.91

Income (Loss) From Operations:
Net investment income (loss)	0.04	(0.05)	(0.08)	(0.09)	0.03
Net realized and unrealized gain (loss)	2.28	1.87	3.39	(2.01)	(1.24)

Total Income (Loss) From Operations	2.32	1.82	3.31	(2.10)	(1.21)

Less Distributions From:
Net realized gains	(2.92)	—	—	—	—

Total Distributions	(2.92)	—	—	—	—

Net Asset Value, End of Year	$21.13	$21.73	$19.91	$16.60	$18.70

Total Return(2)	11.37%	9.14%	19.94%	(11.23)%	(6.08)%

Net Assets, End of Year (000s)	$6,434	$6,002	$5,309	$4,461	$4,284

Ratios to Average Net Assets:
Gross expenses	1.10%	1.08%	1.27%	1.25%	0.89%
Net expenses	1.10	1.06 (3)	1.27	1.25	0.89
Net investment income (loss)	0.18	(0.26)	(0.44)	(0.49)	0.15

Portfolio Turnover Rate	93%	79%	104%	87%	49%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.
(3)	The investment manager voluntarily waived a portion of its fees.

See Notes to Financial Statements.

Smith Barney Mid Cap Core Fund 2005 Annual Report         21

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended November 30:

Class A Shares(1)	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$21.65	$19.86	$16.55	$18.63	$19.89

Income (Loss) From Operations:
Net investment income (loss)	0.01	(0.07)	(0.07)	(0.08)	(0.02)
Net realized and unrealized gain (loss)	2.28	1.86	3.38	(2.00)	(1.24)

Total Income (Loss) From Operations	2.29	1.79	3.31	(2.08)	(1.26)

Less Distributions From:
Net realized gains	(2.92)	—	—	—	—

Total Distributions	(2.92)	—	—	—	—

Net Asset Value, End of Year	$21.02	$21.65	$19.86	$16.55	$18.63

Total Return(2)	11.27%	9.01%	20.00%	(11.16)%	(6.33)%

Net Assets, End of Year (000s)	$389,863	$382,966	$355,954	$274,613	$301,707

Ratios to Average Net Assets:
Gross expenses	1.22%	1.19%	1.22%	1.19%	1.16%
Net expenses	1.22	1.16 (3)	1.22	1.19	1.16
Net investment income (loss)	0.06	(0.37)	(0.39)	(0.43)	(0.12)

Portfolio Turnover Rate	93%	79%	104%	87%	49%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.
(3)	The investment manager voluntarily waived a portion of its fees.

See Notes to Financial Statements.

22         Smith Barney Mid Cap Core Fund 2005 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended November 30:

Class B Shares(1)	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$20.65	$19.08	$16.02	$18.16	$19.54

Income (Loss) From Operations:
Net investment loss	(0.15)	(0.22)	(0.18)	(0.20)	(0.17)
Net realized and unrealized gain (loss)	2.15	1.79	3.24	(1.94)	(1.21)

Total Income (Loss) From Operations	2.00	1.57	3.06	(2.14)	(1.38)

Less Distributions From:
Net realized gains	(2.92)	—	—	—	—

Total Distributions	(2.92)	—	—	—	—

Net Asset Value, End of Year	$19.73	$20.65	$19.08	$16.02	$18.16

Total Return(2)	10.38%	8.23%	19.10%	(11.78)%	(7.06)%

Net Assets, End of Year (000s)	$359,471	$410,756	$441,492	$391,990	$456,946

Ratios to Average Net Assets:
Gross expenses	1.98%	1.94%	1.94%	1.91%	1.94%
Net expenses	1.98	1.91 (3)	1.94	1.91	1.94
Net investment loss	(0.71)	(1.12)	(1.11)	(1.15)	(0.89)

Portfolio Turnover Rate	93%	79%	104%	87%	49%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.
(3)	The investment manager voluntarily waived a portion of its fees.

See Notes to Financial Statements.

Smith Barney Mid Cap Core Fund 2005 Annual Report         23

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended November 30:

Class C Shares(1)(2)	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$20.65	$19.08	$16.02	$18.16	$19.54

Income (Loss) From Operations:
Net investment loss	(0.15)	(0.22)	(0.18)	(0.20)	(0.16)
Net realized and unrealized gain (loss)	2.15	1.79	3.24	(1.94)	(1.22)

Total Income (Loss) From Operations	2.00	1.57	3.06	(2.14)	(1.38)

Less Distributions From:
Net realized gains	(2.92)	—	—	—	—

Total Distributions	(2.92)	—	—	—	—

Net Asset Value, End of Year	$19.73	$20.65	$19.08	$16.02	$18.16

Total Return(3)	10.38%	8.23%	19.10%	(11.78)%	(7.06)%

Net Assets, End of Year (000s)	$302,409	$343,906	$355,703	$298,914	$341,072

Ratios to Average Net Assets:
Gross expenses	2.00%	1.95%	1.93%	1.94%	1.90%
Net expenses	2.00	1.92 (4)	1.93	1.94	1.90
Net investment loss	(0.73)	(1.13)	(1.10)	(1.18)	(0.86)

Portfolio Turnover Rate	93%	79%	104%	87%	49%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On April 29, 2004, Class L shares were renamed as Class C shares.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.
(4)	The investment manager voluntarily waived a portion of its fees.

See Notes to Financial Statements.

24         Smith Barney Mid Cap Core Fund 2005 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended November 30:

Class Y Shares(1)	2005	2004	2003	2002		2001
Net Asset Value, Beginning of Year	$22.16	$20.23	$16.79	$18.82		$20.02

Income (Loss) From Operations:
Net investment income (loss)	0.01	0.01	0.01	(0.00	)(2)	0.05
Net realized and unrealized gain (loss)	2.35	1.92	3.43	(2.03)		(1.25)

Total Income (Loss) From Operations	2.36	1.93	3.44	(2.03)		(1.20)

Less Distributions From:
Net realized gains	(2.92)	—	—	—		—

Total Distributions	(2.92)	—	—	—		—

Net Asset Value, End of Year	$21.60	$22.16	$20.23	$16.79		$18.82

Total Return(3)	11.34%	9.54%	20.49%	(10.79)%		(5.99)%

Net Assets, End of Year (000s)	$1,575	$87,946	$86,517	$76,561		$106,392

Ratios to Average Net Assets:
Gross expenses	0.75%	0.77%	0.76%	0.77%		0.78%
Net expenses	0.75	0.74 (4)	0.76	0.77		0.78
Net investment income (loss)	0.03	0.05	0.07	(0.02)		0.28

Portfolio Turnover Rate	93%	79%	104%	87%		49%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.
(4)	The investment manager voluntarily waived a portion of its fees.

See Notes to Financial Statements.

Smith Barney Mid Cap Core Fund 2005 Annual Report         25

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The Smith Barney Mid Cap Core Fund (the “Fund”), is a separate diversified investment fund of the Smith Barney Investment Trust (the “Trust”). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of its portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of

26         Smith Barney Mid Cap Core Fund 2005 Annual Report

Notes to Financial Statements (continued)

the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(h) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial

Smith Barney Mid Cap Core Fund 2005 Annual Report         27

Notes to Financial Statements (continued)

statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Loss	Accumulated Net Realized Gain	Paid-in Capital
(a)	—	$(19,878,845)	$19,878,845
(b)	$4,806,120	(4,806,120)	—

(a)	Reclassifications are primarily due to tax adjustments associated with securities involved in an in-kind distribution, book/tax differences in the treatment of an in-kind distribution of securities and distributions paid in connection with the redemption of Fund shares.
(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and a tax net operating loss which offsets short-term capital gains for tax purposes.

2.	Management Agreement and Other Transactions with Affiliates

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager to the Fund. The Fund pays SBFM a management fee calculated at the annual rate of 0.75% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) and Primerica Shareholder Services (“PSS”), another subsidiary of Citigroup, act as the Fund’s sub-transfer agents. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts and are paid by CTB. During the year ended November 30, 2005, the Fund paid transfer agent fees of $1,171,157 to CTB. In addition, for the year ended November 30, 2005, the Fund also paid $31,210 to other Citigroup affiliates for shareholder recordkeeping services.

Citigroup Global Markets Inc. (“CGM”) and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Fund’s distributors.

There are maximum initial sales charges of 8.50% and 5.00% for Class 1 and A shares, respectively. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment and declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

28         Smith Barney Mid Cap Core Fund 2005 Annual Report

Notes to Financial Statements (continued)

For the year ended November 30, 2005, CGM and its affiliates received sales charges of approximately $7,000 and $920,000 on sales of the Fund’s Class 1 and Class A shares, respectively. In addition, for the year ended November 30, 2005, CDSCs paid to CGM and its affiliates were approximately:

	Class A	Class B	Class C
CDSCs	$1,000	$579,000	$11,000

During the year ended November 30, 2005, CGM and its affiliates received brokerage commissions in the amount of $281,108.

The Fund has adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred fees earn a return based on notional investments selected by the Trustees. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the statement of operations under trustees’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets.

As of November 30, 2005, the Fund has accrued $1,088 as deferred compensation.

Certain officers and one Trustee of the Trust are employees of Citigroup or its affiliates and do not receive compensation from the Trust.

3.	Investments

During the year ended November 30, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$1,008,542,257

Sales	1,298,963,718

At November 30, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$206,429,476
Gross unrealized depreciation	(16,545,937)

Net unrealized appreciation	$189,883,539

4.	Class Specific Expenses

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class,

Smith Barney Mid Cap Core Fund 2005 Annual Report         29

Notes to Financial Statements (continued)

respectively. For the year ended November 30, 2005, total Distribution fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C
Distribution Fees	$952,549	$3,795,964	$3,182,880

For the year ended November 30, 2005, total Transfer Agent fees were as follows:

	Class 1	Class A	Class B	Class C	Class Y
Transfer Agent Fees	$19,014	$703,129	$707,969	$668,635	$107

For the year ended November 30, 2005, total Shareholder Reports expenses were as follows:

	Class 1	Class A	Class B	Class C	Class Y
Shareholder Reports Expenses	$955	$44,985	$66,605	$39,135	$284

5.	Distributions to Shareholders by Class

	Year Ended November 30, 2005	Year Ended November 30, 2004
Net Realized Gains
Class 1	$781,733	—
Class A	48,569,519	—
Class B	48,877,903	—
Class C	40,888,467	—
Class Y	225,033	—

Total	$139,342,655	—

6.	Shares of Beneficial Interest

At November 30, 2005, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

30         Smith Barney Mid Cap Core Fund 2005 Annual Report

Notes to Financial Statements (continued)

Transactions in shares of each class were as follows:

	Year Ended November 30, 2005		Year Ended November 30, 2004
	Shares	Amount	Shares	Amount
Class 1
Shares sold	34,447	$761,361	36,195	$742,321
Shares issued on reinvestment	38,834	781,733	—	—
Shares repurchased	(44,981)	(996,238)	(26,709)	(544,530)

Net Increase	28,300	$546,856	9,486	$197,791

Class A
Shares sold	2,800,860	$61,094,058	3,812,191	$77,598,718
Shares issued on reinvestment	2,340,074	46,871,684	—	—
Shares repurchased	(4,275,356)	(93,175,971)	(4,053,911)	(82,125,172)

Net Increase (Decrease)	865,578	$14,789,771	(241,720)	$(4,526,454)

Class B
Shares sold	968,894	$20,062,934	1,688,141	$32,940,971
Shares issued on reinvestment	2,460,116	46,323,983	—	—
Shares repurchased	(5,103,486)	(105,361,842)	(4,939,095)	(95,762,126)

Net Decrease	(1,674,476)	$(38,974,925)	(3,250,954)	$(62,821,155)

Class C(1)
Shares sold	1,863,209	$38,487,742	2,259,469	$43,992,768
Shares issued on reinvestment	2,061,842	38,824,494	—	—
Shares repurchased	(5,251,133)	(108,483,697)	(4,248,988)	(82,237,309)

Net Decrease	(1,326,082)	$(31,171,461)	(1,989,519)	$(38,244,541)

Class Y
Shares sold	9,864	$214,669	73,125	$1,525,795
Shares issued on reinvestment	68	1,404	—	—
Shares repurchased	(3,905,541)	(88,413,738)	(380,277)	(7,883,660)

Net Decrease	(3,895,609)	$(88,197,665)	(307,152)	$(6,357,865)

(1)	On April 29, 2004, Class L shares were renamed as Class C shares.

7.	Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, was as follows:

	2005	2004
Distributions paid from:
Ordinary Income	$24,776,869	—
Net Long-term Capital Gains	114,565,786	—

Total Distributions Paid	$139,342,655	—

Smith Barney Mid Cap Core Fund 2005 Annual Report         31

Notes to Financial Statements (continued)

As of November 30, 2005, the components of accumulated earnings on a tax basis were as follows:

Unrealized appreciation(a)	$189,883,539

Total accumulated earnings — net	$189,883,539

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the taxable year ended November 30, 2005, the Fund utilized $873,114 of its capital loss carryover available from prior years.

8.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less

32         Smith Barney Mid Cap Core Fund 2005 Annual Report

Notes to Financial Statements (continued)

certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, the Fund’s investment manager does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

* * *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM (the “Distributor”) and a number of its affiliates, including SBFM and Salomon Brothers Asset Management Inc. (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the

Smith Barney Mid Cap Core Fund 2005 Annual Report         33

Notes to Financial Statements (continued)

Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, the Fund’s investment manager believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of theses circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, CAM and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

10.	Other Matters

On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed SBFM and Salomon Brothers Asset Management (“SBAM”) that the staff is considering recommending that the Commission institute administrative proceedings against SBFM and SBAM for alleged violations of Sections 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBFM and SBAM believe that this matter is not likely to have a material adverse effect on the Fund or SBFM and SBAM’s ability to perform investment advisory services relating to the Fund.

11.	Subsequent Events

On December 1, 2005, Citigroup completed the sale of substantially all of its asset management business, CAM, to Legg Mason. As a result, the Fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a

34         Smith Barney Mid Cap Core Fund 2005 Annual Report

Notes to Financial Statements (continued)

wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager which became effective on December 1, 2005.

Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company. As of December 2, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $830 billion (unaudited).

The Fund’s Board has appointed the Fund’s current distributors, CGM and PFS Investments Inc., as successor by merger to PFS Distributors, Inc. (“PFS”), and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board has also approved amended and restated Rule 12b-1 Plans. CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

Effective December 1, 2005, with respect to those Fund share classes subject to a Rule 12b-1 Plan, the Fund pays service and distribution fees to each of LMIS and CGM for the services they provide and expenses they bear under the Distribution Agreements. The expenses intended to be covered by the distribution fees include those of each co-distributor. The co-distributors will provide the Fund’s Board with periodic reports of amounts expended under the Fund’s Rule 12b-1 Plans and the purposes for which such expenditures were made.

Effective December 1, 2005, CGM is no longer an affiliated person of the Fund under the 1940 Act. As a result, the Fund is permitted to execute transactions with CGM or an affiliate of CGM as agent (but not as principal) without the restrictions applicable to transactions with affiliated persons. Similarly, the Fund generally is permitted to purchase securities in underwritings in which CGM or an affiliate of CGM is a member without the restrictions imposed by certain rules of the SEC. The Manager’s use of CGM or affiliates of CGM as agent in portfolio transactions with the Fund is governed by the Fund’s policy of seeking the best overall terms available.

Certain officers and one Trustee of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

The Fund’s Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Fund. The principal business office of PFPC is located at 4400 Computer Drive, Westborough MA 01581.

Smith Barney Mid Cap Core Fund 2005 Annual Report         35

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

Smith Barney Investment Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Mid Cap Core Fund, a series of Smith Barney Investment Trust, as of November 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Mid Cap Core Fund as of November 30, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 20, 2006

36         Smith Barney Mid Cap Core Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited)

Background

At separate meetings of the Fund’s Board of Trustees, the Board considered the re-approval for an annual period of the Fund’s management agreement (the “Agreement”), pursuant to which Smith Barney Fund Management LLC (the “Manager”) provides the Fund with investment advisory and administrative services. The Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager. The Independent Trustees requested and received information from the Manager they deemed reasonably necessary for their review of the Agreement and the Manager’s performance. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board. Prior to the Board’s deliberations, Citigroup had announced an agreement to sell the Manager to Legg Mason, which, subject to certain approvals, was expected to be effective later in the year. Consequently, representatives of Legg Mason discussed with the Board Legg Mason’s intentions regarding the preservation and strengthening of the Manager’s business. The Independent Trustees also requested and received certain assurances from senior management of Legg Mason regarding the continuation of the Fund’s portfolio management team and of the level of other services provided to the Fund and its shareholders should the sale of the Manager be consummated. At subsequent Board meetings, representatives of Citigroup Asset Management (“CAM”) and Legg Mason made additional presentations to and responded to further questions from the Board regarding Legg Mason’s acquisition of CAM, which includes the Manager. After considering these presentations and reviewing additional written materials provided by CAM and Legg Mason, the Board, including the Independent Trustees, approved, subject to shareholder approval, a new Agreement permitting the Manager to continue to provide its services to the Fund after consummation of the sale of the Manager to Legg Mason. Shareholders approved the new Agreement and the sale of CAM to Legg Mason was consummated as of December 1, 2005.

In voting to approve the Agreement, the Independent Trustees considered whether the approval of the Agreement would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Analysis of the Nature, Extent and Quality of the Services provided to the Fund

The Board received a presentation from representatives of the Manager regarding the nature, extent and quality of services provided to the Fund and other funds in the CAM fund complex. In addition, the Independent Trustees received and considered other information regarding the services provided to the Fund by the Manager under the Agreement during the past year, including a description of the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager about the management of the Fund’s affairs and the Manager’s role

Smith Barney Mid Cap Core Fund 2005 Annual Report         37

Board Approval of Management Agreement (unaudited) (continued)

in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the CAM fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting the Manager and the CAM fund complex. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the willingness of the Manager to consider and implement organizational changes to improve investment results and the services provided to the CAM fund complex. The Board noted that the Manager’s Office of the Chief Investment Officer, comprised of the senior officers of the investment teams managing the funds in the CAM complex, participates in reporting to the Board on investment matters. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the Agreement by the Manager.

Fund Performance

The Board received and reviewed performance information for the Fund and for a group of comparable funds (the “Performance Universe”) selected by Lipper Inc., an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also was provided with information comparing the Fund’s performance to the Lipper category averages over various time periods. The Board members noted that they had also received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark index. The information comparing the Fund’s performance to that

38         Smith Barney Mid Cap Core Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

of the Performance Universe, consisting of all retail and institutional funds classified as “mid-cap core funds” by Lipper, was for the one-, three- and five-year periods ended March 31, 2005. The Fund performed below the median for each period and, in fact, its performance ranked in the 5th quintile of the Performance Universe for the one- and three-year periods ended March 31, 2005. The Board also reviewed performance information provided by the Manager for periods ended June 2005, which showed the Fund’s performance continued to lag the Lipper category average during the second quarter. The Board members noted that at prior Board meetings they had discussed with representatives of the Manager the Fund’s investment policies and the reasons for the Fund’s underperformance compared to the Lipper category averages. Representatives of the Manager noted that there was a change in the portfolio management team, effective May 2005, which was made with the intent to improve the Fund’s performance results over time. The Board members also discussed with the Fund’s new portfolio management team its investment strategy for the Fund. Based on its review, the Board generally was satisfied with the Manager’s efforts to improve the Fund’s performance, but concluded that it was necessary to continue to closely monitor the performance of the Fund and its new portfolio management team.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager for investment advisory and administrative services in light of the nature, extent and quality of the management services provided by the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of funds in both the relevant expense group (the “Expense Group”) and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding the fees the Manager charged any of its other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to these other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the Fund’s affiliated distributors and how the amounts received by the distributors are expended.

Smith Barney Mid Cap Core Fund 2005 Annual Report         39

Board Approval of Management Agreement (unaudited) (continued)

The information comparing the Fund’s Contractual Management Fee as well as its actual total expense ratio to its Expense Group, consisting of nine retail front-end load funds (including the Fund) classified as “mid-cap core funds” by Lipper, showed that the Fund’s Contractual Management Fee was at the median of management fees paid by the other funds in the Expense Group. The Board noted that the Fund’s actual total expense ratio also was at the median of total expense ratios of the other funds in the Expense Group.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative expense information and the nature, extent and quality of the services provided to the Fund under the Agreement.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. The Board also considered whether alternative management fee structures (such as with breakpoints) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies.

The Board noted that as the Fund’s assets increased over time, the Fund and its shareholders realized economies of scale as certain expenses, such as fixed Fund fees, became a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also were appropriately shared with shareholders through increased investment in fund management and administration resources.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of the Manager’s relationship with the Fund, including any soft dollar arrangements, receipt of brokerage commissions and the opportunity to offer additional products and services to Fund shareholders.

40         Smith Barney Mid Cap Core Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Board members approved the Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Agreement.

Additional Information

On June 23, 2005, Citigroup entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason under which Citigroup agreed to sell substantially all of its asset management business, CAM, which includes the Manager, to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The Transaction closed on December 1, 2005.

The consummation of the Transaction resulted in the automatic termination of the Fund’s current management agreement in accordance with the 1940 Act. Prior to the closing of the Transaction, the Fund’s Board approved a new management agreement between the Fund and the Manager (the “New Management Agreement”) and authorized the Fund’s officers to submit the New Management Agreement to shareholders for their approval.

On July 11, 2005, members of the Board discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding CAM’s business and its combination with Legg Mason’s business. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction.

At a meeting held on August 1, 2005, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or the Manager as defined in the 1940 Act (the “Independent Board Members”), approved the New Management Agreement. To assist the Board in its consideration of the New Management Agreement, Legg Mason provided materials and information about Legg Mason, including its financial condition, asset management capabilities and organization, and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. Representatives of CAM and Legg Mason also made presentations to and responded to questions from the Board. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the New Management Agreement. The additional information was provided in advance of and at the August meeting. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement. The Independent Board Members of the Board also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July and August meetings.

Smith Barney Mid Cap Core Fund 2005 Annual Report         41

Board Approval of Management Agreement (unaudited) (continued)

In their deliberations concerning the New Management Agreement, among other things, the Board Members considered:

(i) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(ii) that, following the Transaction, CAM will be part of an organization focused on the asset management business;

(iii) that Legg Mason is an experienced and respected asset management firm, and that Legg Mason has advised the Board Members that (a) it may wish to combine certain CAM operations with those of certain Legg Mason subsidiaries; (b) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board oversight and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (c) in the future, it may recommend that Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements;

(iv) that CAM management had advised the Board that a number of portfolio managers and other key CAM personnel would be retained after the closing of the Transaction;

(v) that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by the Manager, including compliance services;

(vi) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any “undue burden” on Fund shareholders under applicable provisions of the 1940 Act;

(vii) the assurances from Citigroup and Legg Mason that, for a three-year period following the closing of the Transaction, Citigroup-affiliated broker-dealers will continue to offer the Fund as an investment product, and the potential benefits to Fund shareholders from this and other third-party distribution access;

(viii) the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds;

(ix) that Citigroup and Legg Mason would derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(x) the potential effects of regulatory restrictions on the Fund if Citigroup-affiliated broker-dealers remain principal underwriters of the Fund after the closing of the Transaction;

(xi) the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;

42         Smith Barney Mid Cap Core Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

(xii) the terms and conditions of the New Management Agreement, including the differences from the current management agreement, and the benefits of a single, uniform form of agreement covering these services;

(xiii) that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreement;

(xiv) that the Fund would avail itself of permissions granted under certain licensing arrangements between Citigroup and Legg Mason that would permit the Fund (including any share classes thereof) to maintain its current name, as well as all logos, trademarks and service marks, related to Citigroup or any of its affiliates for some agreed upon time period after the closing of the Transaction; and

(xv) that, as discussed in detail above, within the past year the Board had performed a full annual review of the current management agreement as required by the 1940 Act. In that regard, the Board, in its deliberations concerning the New Management Agreement, considered the same factors regarding the nature, quality and extent of services provided, costs of services provided, profitability, fall out benefits, fees and economies of scale and investment performance as it did when it renewed the current management agreement, and reached substantially the same conclusions.

Smith Barney Mid Cap Core Fund 2005 Annual Report         43

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Smith Barney Mid Cap Core Fund (“Fund”) are managed under the direction of the Smith Barney Investment Trust’s (“Trust”) Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund’s transfer agent PFPC at 1-800-451-2010.

Name, Address, and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Non-Interested Trustees:
Dwight B. Crane Harvard Business School Soldiers Field Morgan Hall #375 Boston, MA 02163 Birth Year: 1937	Trustee	Since 1995	Professor, Harvard Business School	49	None

Burt N. Dorsett The Stratford #702 5601 Turtle Bay Drive Naples, FL 34108 Birth Year: 1930	Trustee	Since 1991	President of Dorsett McCabe Capital Management Inc.; Chief Investment Officer of Leeb Capital Management, Inc. (since 1999)	27	None

Elliot S. Jaffe The Dress Barn Inc. Executive Office 30 Dunnigan Drive Suffern, NY 10901 Birth Year: 1926	Trustee	Since 1991	Chairman of The Dress Barn Inc.	27	The Dress Barn, Inc.

Stephen E. Kaufman Stephen E. Kaufman PC 277 Park Avenue, 47th Floor New York, NY 10172 Birth Year: 1932	Trustee	Since 1995	Attorney	55	None

Cornelius C. Rose, Jr. P.O. Box 5388 West Lebanon, NH 03784 Birth Year: 1932	Trustee	Since 1991	Chief Executive Officer of Performance Learning Systems	27	None

44         Smith Barney Mid Cap Core Fund 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address, and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Interested Trustee:
R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue, Mezzanine New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of CAM; Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”); President and Chief Executive Officer of certain mutual funds associated with CAM; Formerly Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000); Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)	171	None

Officers:
Andrew B. Shoup CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with CAM; Chief Financial Officer and Treasurer of certain mutual funds associated with CAM; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds to Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

Smith Barney Mid Cap Core Fund 2005 Annual Report         45

Additional Information (unaudited) (continued)

Name, Address, and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Officers:
Kaprel Ozsolak CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Director of CAM; Chief Financial Officer and Treasurer of certain mutual funds associated with CAM; Controller of certain mutual funds associated with CAM (from 2002 to 2004)	N/A	N/A

Brian Angerame CAM 399 Park Avenue New York, NY 10022 Birth Year: 1972	Vice President and Investment Officer	Since 2005	Director of CAM; Formerly Portfolio manager of Prudential Investment Management (from 1997 to 2000)	N/A	N/A

Derek Deutsch CAM 399 Park Avenue New York, NY 10022 Birth Year: 1969	Vice President and Investment Officer	Since 2005	Director of CAM	N/A	N/A

Peter Stournaras CAM 399 Park Avenue New York, NY 10022 Birth Year: 1973	Vice President and Investment Officer	Since 2005	Director of CAM; Formerly senior consultant with Deloitte and Touche LLP.	N/A	N/A

Andrew Beagley CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1962	Chief Anti-Money Laundering Compliance Officer Chief Compliance Officer	Since 2002 Since 2004	Chief Anti-Money Laundering Compliance Officer and Chief Compliance Officer of certain mutual funds associated with CAM; Managing Director of CAM (since 2005); Director of CAM (since 2000); Director of Compliance, North America, CAM (since 2000); Director of Compliance, Europe, the Middle East and Africa of CAM (from 1999 to 2000); Chief Compliance Officer of SBFM and CFM; Formerly Chief Compliance Officer of TIA (from 2002 to 2005)	N/A	N/A

46         Smith Barney Mid Cap Core Fund 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address, and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Officers:
Steven Frank CAM 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1967	Controller	Since 2005	Vice President of CAM (since 2002); Controller of certain mutual funds associated with CAM; Assistant Controller of CAM (from 2001 to 2005); Accounting Manager of CAM (from 1996 to 2001)	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place, 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with CAM	N/A	N/A
*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Trust as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

Smith Barney Mid Cap Core Fund 2005 Annual Report         47

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On November 15, 2005, a Special Meeting of Shareholders was held for the following purposes: 1) to approve a new management agreement and 2) to elect Trustees. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each matter voted on at the Special Meeting of Shareholders.

Item Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
New Management Agreement	22,878,270.620	580,796.138	926,544.757	763,678.000

Election of Trustees[1] Nominees:
Dwight B. Crane	202,941,288.285	4,700,183.371	1,510,436.268	0.000
Burt N. Dorsett	202,919,454.820	4,722,016.836	1,510,436.268	0.000
Elliot S. Jaffe	202,861,545.001	4,779,926.655	1,510,436.268	0.000
Stephen E. Kaufman	202,861,468.289	4,780,003.367	1,510,436.268	0.000
Cornelius C. Rose, Jr.	202,921,883.626	4,719,588.030	1,510,436.268	0.000
R. Jay Gerken	202,870,010.176	4,771,461.480	1,510,436.268	0.000

[1]	Trustees are elected by the shareholders of all of the series of the Trust of which the Fund is a series.

48         Smith Barney Mid Cap Core Fund 2005 Annual Report

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended November 30, 2005:

Record Date:	9/15/2005
Payable Date:	9/22/2005

Qualified Dividend Income for Individuals	49.72%

Dividends Qualifying for the Dividends Received Deduction for Corporations	49.43%

Long-Term Capital Gain Dividend	$2.404498

Also, the Fund designates an additional $5,268,272 paid in connection with the redemption of Fund shares as long-term capital gains dividends for the taxable year ended November 30, 2005.

Please retain this information for your records.

Smith Barney Mid Cap Core Fund 2005 Annual Report         49

Smith Barney Mid Cap Core Fund

TRUSTEES

Dwight B. Crane

Burt N. Dorsett

R. Jay Gerken, CFA
Chairman

Elliot S. Jaffe

Stephen E. Kaufman

Cornelius C. Rose, Jr.

OFFICERS

R. Jay Gerken, CFA

President and Chief
Executive Officer

Andrew B. Shoup
Senior Vice President and

Chief Administrative Officer

Kaprel Ozsolak
Chief Financial Officer and
Treasurer

Brian M. Angerame

Vice President and
Investment Officer

Derek J. Deutsch, CFA

Vice President and

Investment Officer

Peter C. Stournaras, CFA

Vice President and
Investment Officer

Andrew Beagley

Chief Anti-Money Laundering

Compliance Officer and
Chief Compliance Officer

OFFICERS (continued)

Steven Frank

Controller

Robert I. Frenkel

Secretary and

Chief Legal Officer

INVESTMENT MANAGER

Smith Barney Fund
Management LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts, 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, NY 10154

This report is submitted for the general information of the shareholders of Smith Barney Investment Trust — Smith Barney Mid Cap Core Fund, but it also may be used as sales literature.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.citigroupam.com

©2005 Legg Mason Investor Services, LLC

Member NASD, SIPC

FD01593 1/06	05-9494

Smith Barney Investment Trust

Smith Barney Mid Cap Core Fund

The Fund is a separate investment fund of the Smith Barney Investment Trust, a Massachusetts business trust.

SMITH BARNEY MID CAP CORE FUND

Smith Barney Mutual Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C. , and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Crane as the Audit Committee’s financial expert. Mr. Crane is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending November 30, 2004 and November 30, 2005 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $117,200 in 2004 and $117,200 in 2005.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Smith Barney Investment Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $11,300 in 2004 and $13,500 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Smith Barney Investment Trust

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Smith Barney Investment Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Smith Barney Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2004 and 2005; Tax Fees were 100% and 100% for 2004 and 2005; and Other Fees were 100% and 100% for 2004 and 2005.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Smith Barney Investment Trust and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Investment Trust during the reporting period were $0 in 2005 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2004.

(h) Yes. The Smith Barney Investment Trust’ Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Smith Barney Investment Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. [RESERVED]

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the

Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b) Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Investment Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Smith Barney Investment Trust

Date: February 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Smith Barney Investment Trust

Date: February 8, 2006

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Smith Barney Investment Trust

Date: February 8, 2006